                                                                  Exhibit 10.31

                              AMENDMENT NO. 2 TO
                    THE REGISTRATION RIGHTS AGREEMENT

              THIS AMENDMENT NO. 2 TO THE REGISTRATION RIGHTS AGREEMENT, dated November 29, 2001 (the "Amendment"), is by and among DELCO REMY INTERNATIONAL, INC., a Delaware corporation (the "Company"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), DRI GROUP LLC, a Delaware limited liability company ("DRI Group"), BERKSHIRE HATHAWAY INC., a Delaware corporation ("Berkshire"), the Individual Investors and DRESDNER KLEINWORT CAPITAL PARTNERS 2001 LP, a Delaware limited partnership (the "Purchaser"). Court Square, DRI Group, Berkshire the Individual Investors and the Purchaser are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                  Background
                                  ----------

              A. Court Square, DRI Group, World Equity Partners, L.P., a Delaware limited partnership ("WEP") and the Individual Investors are parties to that certain Registration Rights Agreement, dated March 14, 2001 (the "Original Agreement").

              B. The Original Agreement sets forth certain agreements and understandings among the Parties thereto with respect to the registration rights of the Parties.

              C. The Original Agreement was amended by Amendment No. 1 to the Registration Rights Agreement dated June 27, 2001 by and among the Parties other than the Purchaser (the "First Amendment").

              C. The Company, Court Square and the Purchaser have entered into that certain Securities Purchase Agreement date of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Court Square shall sell to the Purchaser, and the Purchaser shall purchase, 90,406.62 shares of the Company's 12% Series A Cumulative Compounding Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") and 97,808.33 shares of the Company's Class C Common Stock, par value $.001 per share, to the Purchaser.

              D. In connection with, and as a condition to, the transactions contemplated by the Purchase Agreement, the Parties now desire to amend further the Original Agreement in accordance with Section 10(a) thereof, as provided in this Amendment.

                                    Terms
                                    -----

              In   consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties hereby agree as follows:
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     Section 1.    Defined Terms. Capitalized terms not otherwise defined
                   -------------
herein shall have the respective meanings ascribed to such terms in the Original Agreement and the First Amendment.

     Section 2.    Status of Purchaser. Upon execution and delivery of this
                   -------------------
Amendment, the Purchaser shall become a party to the Original Agreement and shall constitute an "Investor" for all purposes under the Original Agreement.

     Section 3.    Continued Effectiveness of Original Agreement. Except as
                   -----------------------
specifically amended herein, all other terms and provisions of the Original Agreement, as amended by the First Amendment, shall remain unchanged and in full force and effect.

     Section 4.    Incorporation of Amendment. On and after the date hereof
                   --------------------------
each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended the First Amendment and hereby.

     Section 5.    Effectiveness. This Amendment shall be effective when
                   -------------
executed by Court Square and the Purchaser.

     Section 6.    Miscellaneous.
                   -------------

                   Section 6.1.   Entire Agreement. The agreement of the
                                  ----------------
Parties, which is comprised of this Amendment, the First Amendment and the Original Agreement, sets forth the entire agreement and understanding between the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment, the First Amendment and the Original Agreement.

                   Section 6.2.   Governing Law. The validity, performance,
                                  -------------
construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

                   Section 6.3.   Headings. The headings in this Amendment are
                                  --------
for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

                   Section 6.4.   Counterparts. This Amendment may be executed
                                  ------------
in two or more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                           [Signature Pages Follow]

                                     2-
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              IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                           DELCO REMY INTERNATIONAL, INC.

                                           By: /s/ Thomas J. Snyder
                                              ------------------------------
                                              Name: Thomas J. Snyder
                                              Title: President and Chief
                                                     Executive Officer

                                           COURT SQUARE CAPITAL LIMITED

                                           By: /s/ Joseph Silvestri
                                              ------------------------------
                                              Name: Joseph Silvestri
                                              Title: Vice President

                                           DRI GROUP LLC

                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                           BERKSHIRE HATHAWAY INC.

                                           By: /s/ Marc D. Hamburg
                                              ------------------------------
                                              Name: Marc D. Hamburg
                                              Title: Vice President
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              IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                                MANAGEMENT INVESTORS:

                                                _______________________________
                                                Thomas J. Snyder
                                                984 North 500 West
                                                Anderson, IN  46011

                                                _______________________________
                                                J. Timothy Gargaro
                                                3245 Morningview Terrace
                                                Bloomfield Hills, Michigan 48301

                                                _______________________________
                                                Joseph P. Felicelli
                                                10189 Summerlin Way
                                                Fishers, IN 46038

                                                _______________________________
                                                Richard L. Stanley
                                                3028 West 53rd Street
                                                Anderson, IN 46011

                                                _______________________________
                                                Susan E. Goldy
                                                11448 Lake Stonebridge Lane
                                                Fishers, IN 46038

                                                _______________________________
                                                Roderick English
                                                205 South Creedmore Way
                                                Anderson, IN 46011

                                                _______________________________
                                                Patrick C. Mobouck
                                                Grez-Doiceau, Belgium
                                                Alee De La Ferme Du Bercuit 5A
                                                B-1390, Hungary
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              IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                                 MANAGEMENT INVESTORS:

                                                 _______________________________
                                                 Richard Keister
                                                 110 Carolyn Drive
                                                 Cross Junction, VA 22625

                                                 DAISY FARM LIMITED PARTNERSHIP

                                                 By:____________________________
                                                    Name:
                                                    Title:

                                                 _______________________________
                                                 Sandra M. Stanley
                                                 3028 West 53rd Street
                                                 Anderson, IN 46011
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              IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                                 CONTINUING INVESTORS:

                                                 JAMES R. GERRITY LIVING TRUST
                                                 DATED  MARCH 6, 1990

                                                 By:____________________________
                                                    Name:
                                                    Title:

                                                 SUSAN GERRITY LIVING TRUST
                                                 DATED MARCH 6, 1990

                                                 By:____________________________
                                                    Name:
                                                    Title:
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              IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                                 PURCHASER:

                                                  DRESDNER KLEINWORT CAPITAL
                                                  PARTNERS 2001 LP

                                                 By: Dresdner Kleinwort Capital
                                                     2001 LLC
                                                 Its: General Partner
                                                 By: Private Equity Employees II
                                                     LLC
                                                 Its: Managing Member

                                                 By: /s/ Adam Lichtenstein
                                                    ----------------------------
                                                    Name: Adam Lichtenstein
                                                    Its:  Authorized Person